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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2003

Computer Horizons Corp.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	0-7282 (Commission File Number)	13-2638902 (I.R.S. Employer Identification No.)
49 Old Bloomfield Avenue Mountain Lakes, New Jersey 07046-1495 (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (973) 299-4000

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits

  99.1
  Press Release of Computer Horizons Corp. ("Computer Horizons") dated April 30, 2003 announcing the financial results of Computer Horizons for its first fiscal quarter.

Item 9.    Regulation FD Disclosure.

        The information contained in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," in accordance with the interim guidance by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

        On April 30, 2003, Computer Horizons Corp. ("Computer Horizons") issued a news release reporting the financial results of Computer Horizons for its first fiscal quarter. A copy of the news release is attached to this report as Exhibit 99.1.

Item 12.    Results of Operations and Financial Condition

        The information under this caption is furnished by Computer Horizons under Item 9 in place of Item 12 of Form 8-K in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated: April 30, 2003

COMPUTER HORIZONS CORP.
By:	/s/ WILLIAM J. MURPHY William J. Murphy Chief Executive Officer and President

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SIGNATURES